BUSINESS LEASE

THIS BUSINESS LEASE, entered into this **February 1, 2018,** is between **CSA 8411 LLC,** a Florida Limited Liability Company,(hereinafter collectively called the Lessor)**ELITE PRODUCTS INTERNATIONAL INC** (hereinafter called the Lessee).

PREMISES

Description: The Lessor does hereby take **Elite Products International Inc** as Lessee under said Lessor, for the property located **8411 W. Oakland Park Blvd. Suite 300-301, Sunrise, FL 33351 the County of Broward and the State of Florida** to be used and occupied by the Lessee on an non-exclusive basis solely for the purpose of conducting administrative office for CBD/Hemp business and for no other purpose whatsoever without the prior written consent of the Lessor. In the event Lessee uses the premises for any purpose without the prior written consent of the Lessor, Lessee shall be in default of this lease.

Exceptions and Reservations: Lessor reserves and excepts from the within demised premises the roof and exterior walls of the building(s), or of which the demised premises are a part, and further reserves the right to construct additional floors on the building of which the demised premises are a part and the right in, over and upon the demised premises as may be reasonably necessary or advisable for the servicing of the demised premises or of any other portion of the shopping center. It is hereby agreed and understood between Lessor and Lessee that in the event the Lessor decides to remodel, alter, or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of the property requiring this space, the Lessee hereby agrees to vacate same upon receipt of ninety (90) days written notice and the Lessor will return any advance rental paid on account of this Lease, less any money owed to Lessor.

Definitions: (a) The term "Commercial Office" herein shall be deemed to mean the entire proposed development, including any proposed structures, parking facilities, common facilities, and the like to be built on the property, as the same from time to time may be reduced, or as the same from time to time may be increased by the addition of other land, together with structures and the like thereon which may from time to time be included by the Lessor in the development.

(b) The term "Common Areas" herein shall include parking areas, service roads, loading facilities, sidewalks, and other areas constructed or to be constructed for use in common by the Lessee or other Lessees in the shopping center and their employees, business invitees, subject to, however, to the terms of this agreement and the reasonable rules and regulations prescribed from time to time by the Lessor.

(c) The term "Lease Year" shall mean the twelve (12) month period beginning on the first day of the first full month of this lease term and ending on the succeeding last day of the twelfth month, or succeeding years.

Tenant Space:

Total space the estimated area of the Demised Premises square feet more or less is 2636. Landlord does not warrant accuracy of this approximation of the Demised Premises. The Landlord makes no representations concerning whether the square footage of the Premises nor whether same may be designated as "rentable", "usable" or "leasable" as those terms may be defined, from time to time, in the retail and/or office leasing industry.

No discrepancy in the total area of the premises shall effect on the rent to be paid by the Tenant. This Section shall survive the expiration of the Lease.

TERM:

The original term of this lease shall be for THREE (3) Year commencing February 1, 2018 and ending December 31, 2021. Provided that Lessee is not in default Lessor will grant one (1) TWO (2) year option.

RENT, ADDITIONAL RENT AND OTHER LESSEE CONTRIBUTIONS

a. Lessee shall pay to Lessor throughout the term of the Lease a total Base Rental as hereby defined:

1. Year 1: The monthly payments of $4,333 for rent plus tax

Plus any and all sales, use, transaction, or comparable tax (es) applicable thereto. Said base monthly rental (hereinafter referred to as the "Base Rental") shall be subject to adjustment as hereinafter provided in this Lease. Any and all such Base Rental, together with all tax(es) thereon, shall be due and payable in advance on or before the first day of each month during the Lease Term, without demand, deduction or offset at the office of Lessor or to such other person or at such other place as Lessor may designate in writing.

2. Base Rent: Base Rent will include Common Area Maintenance and Real Estate taxes and All Insurances. All increase to CAM and Real Estate taxes are outlined below in the Lease as well as the payment of those increases if any.

3. Sales Tax: In addition to monthly rent, Lessee shall pay to Lessor any applicable Sales Tax as charged by the governing authorities, currently in the amount of Six (6%) percent

4. **Security Deposit:** At inception of this Lessee has given Lessor a Security deposit in the amount of **$4,333.00_ shall be due**. This amount is to remain on deposit with the Lessor for the term of this lease and any extensions as security for the payment of rent and the full and faithful performance by the Lessee of the covenants and conditions of this lease. In the event of any default, the full amount shall be retained by the Lessor and may be applied toward damages resulting from such a default. Said deposit shall be construed as liquidated damages. Provided no default has occurred at the termination of this lease, said sum shall be returned to the Lessee. No interest shall be paid on this deposit. It is understood the Lessor has the right to apply said deposit, or a portion thereof, to cure any default that may arise. Should Lessor convey its interest under this lease, deposit, or part thereof not previously applied, shall be turned over to the Lessor's grantees or assignees; and Lessee releases Lessor from any liability with respect to the deposit and Lessee agrees to look solely to such grantees or assignees. Lessee agrees not to pledge, mortgage or otherwise hypothecate its interest in the security deposit. Should the security deposit or any part thereof be applied by the Lessor for the payment of overdue rent or other sums payable to the Lessor by the Lessee, then the Lessee shall upon written demand by the Lessor, remit to the Lessor a sufficient amount in cash to restore said security deposit to the original sum deposited. Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this lease.

5. **Where to Send Payment of Charges:** All monies due herein, whether designated as rent, deposits, late fees, transfer fees, bank charges for insufficient funds, or prior monies owed on account shall be deemed and considered as "additional rent" at the time same becomes due. All payments to be made to the Lessor on the first day of each and every month in advance without demand, setoff, holdback or deduction, at the office of:

All Checks made Payable to:
CSA 8411 LLC
8411 W Oakland Park Blvd, Suite 201
Sunrise, Florida 33351

Or at such other place and to such other person as the Lessor may from time to time designate in writing. In the event the commencement date of this Agreement is a date other than the first day of a month, all rent and additional rent shall be pro-rated and paid in advance so that all future rental payments shall be due and payable on the first day of each successive month.

6. **Rental Increases**: Commencing on **February 1, 2019** and on every **anniversary date of** are shown above.

7. **OPTION YEARS**. Straight 3% increase will be added every year during the options years.

8. **Late fees and returned check fees:** Lessee acknowledges that rental installments are due and payable on the first calendar day of each month and that a late fee of Five Percent (5%) of the amount owed will be charged for all rents received after the fifth (5th) of the month, due and payable automatically as additional rent, without the necessity of notice to Lessee of such charge. Lessee acknowledges that a **minimum fee of Two Hundred Dollars ($200.00)** shall be charged on all returned checks, as an administrative fee and shall be payable as "additional rent".

USE OF PREMISES

9. **Lessee Use:** Lessee shall comply with all rules, regulations and laws of any governmental authority with respect to use and occupancy, and shall not violate any of the exclusive use rights granted by the Lessor to any of the other Lessees of the shopping center who have been granted an exclusive right. Lessee shall not permit or suffer any unreasonable noise, disturbance or nuisance whatsoever on said premises detrimental to the same or annoying to the neighbors.

10. **Utilities:** The Lessee agrees that to pay all charges for electricity and Water, or other illumination, and for all water meters connected to the leased premises. Within ten (10) days of the signing of this lease, Lessee agrees to contact FPL and Water & Wastewater Services to set up the meters and accounts in Lessee's name. Any amounts not paid by Lessee to Water shall be considered additional rent.

11. **Signs:** Lessee shall not place any signs on any exterior door, wall or window of the premises any sign or advertising matter without the expressed written consent of the Lessor, which shall not be unreasonably withheld. All signs must comply with local ordinances or other governmental restrictions and determination of such requirements and prompt compliance shall be the responsibility of the Lessee. Lessee will be allowed additional signage in the main entrance of the plaza Office atrium, subject to any governmental authority conditioned upon the final approval by the Lessor regarding the type, style and size of the signage. The signage costs of installation, repair or replacement are Lessee's full responsibility. Lessor agrees to give Lessee a spot on the directory sign of the shopping center and to pay for the installation of Lessee's name on the directory sign. **Current sign package will be 14" RED Channel Letters on a raceway. All sign request must be signed off by the owners of the plaza before going to Township. Township will determine the actual size of the sign that will be permitted.**

CONSTRUCTION, MAINTENANCE AND REPAIRS

12. **Lessee's Duty to Repair:** (a) Except as provided for in this lease as being required by the Lessor, Lessee shall keep in good order, condition and repair (including any such replacements and restorations as is required for that purpose) the leased premises and every part thereof and any and all appurtenances thereto wherever located, including, but not limited to, the exterior and interior portions of the demised premises, including but not limited to all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities including free flow up to utility-owned line, fixtures, heating and air conditioning and electrical systems (whether or not located in the leased premises), sprinkler system, walls, floors, and ceilings, meters applicable to Lessee's premises, and all installations made by the Lessee under the terms of this Lease and any exhibits hereto, as herein provided; any repairs required to be made in the premises due to burglary of the

premises or any other illegal entry into the premises or any damage to the premises caused by a strike by the Lessee or its employees. Any such charges to furnish service to the premises made by any utility company or municipality shall be paid by the Lessee within the time limit specifies by each utility company. Lessee shall contract with a service company for reasonable maintenance of heating, ventilation, and air conditioning equipment, with a copy of the service contract to be furnished to the Lessor within ten days after opening the business and a copy of any subsequent contracts to be furnished from time to time during the term. The Lessor shall not be held liable for the repair to the HVAC systems once occupancy is taken. In the event the system, stops to operate and is in need of replacement, Lessor shall replace to the same condition as the unit was in at occupancy. The Lessee agrees to maintain, replace and install all vents and jacks and any other protrusions to or from the roof of said premises including roof leaks around said vents and jacks at the Lessee's own cost and expense. If the HVAC (Central A/C) is on the roof above this space then the Lessor shall not be held responsible to repair any roof leaks.

(b) That the Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements by the Federal, State and City Government and of any and all their departments and bureaus applicable to said premises, for any purpose whatsoever including but not limited to licensing, signage, installation, maintenance and repair of backflow prevention devices and grease traps, when applicable, construction and the correction, prevention and abatement of nuisances or other grievances in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations for the prevention of fires, at Lessee's own cost and expense.

(c) The Lessee does further agree to participate in any remodeling of the shopping center when the same is determined by the Lessor to be appropriate, provided said remodeling shall not unreasonably interfere with the operation of the Lessee's business in the premises.

13. **Lessee's Duty to Clean:** The Lessee agrees to keep the front and rear of premises neat and clean and also agrees not to use the front or rear of said premises for storage or display of merchandise. Front and rear shall include the sidewalk and parking areas in the front, side and rear of said premises.

14. **Lessor's Duty to Repair:** Lessor shall keep and maintain the foundation, exterior walls and roof of the building in which the leased premises are located and the structural portions of the leased premises which were installed by the Lessor, exclusive of doors, door frames, door checks, windows, and exclusive of window frames located in the exterior building walls, in good repair, except that the Lessor shall not be called upon to make such repairs occasioned by the neglect of the Lessee, its agents, employees, invitees, contractors or licensees. The Lessor shall not be called upon to make any other improvements or repairs of any kind upon the leased premises or its appurtenances. Any of the forgoing repairs required to be made by reason of the negligence of the Lessee, its agents, etc. as above described shall be the responsibility of the Lessee notwithstanding the provisions above contained in this paragraph.

15. **Mechanic's Liens:** If the Lessee makes any alterations or improvements in the premises, Lessee must pay for the same when made. Nothing in this lease shall be construed to authorize the Lessee or any person dealing with or under the Lessee, to charge the rents of the demised premises, or the property of which the premises form part, or the interest in the estate of the demised premises, or any person under or through whom the Lessor has acquired its interest in the estate of the demised premises, with a mechanic's lien or any encumbrance of any kind. And under no circumstance shall the Lessee be construed to be the agent, employee or representative of the Lessor in the making of any such alterations or improvements to the premises, but to the contrary, the right or power to charge any lien, claim or encumbrance of any kind against the Lessor's rent or the demised premises or said land denied. So long as the laws of this state shall provide for the filing of a statutory bond to eliminate the attachment of the mechanic's or material men's liens to real estate. Lessee shall require that its contractor or it shall take the steps as are provided by the law for the filing of said statutory bond prior to the initiation of any construction. The total amount of

the "performance" bond required shall be equal to twice the total amount of repairs. If a mechanic's or any materials men's lien is threatened by any contractor or supplier, or in the event of the filing of a notice of any such lien, Lessee will promptly pay same and take steps immediately to have same removed. If same is not removed within ten (10) days from the date of written notice from the Lessor, Lessor shall have the right at its option of paying the same or any portion thereof; and the amounts paid, including attorneys' fees and expenses connected with and interest of eighteen percent (18.0%), per year on any sums paid or advanced shall be deemed immediately as additional rent due from Lessee to Lessor upon rendition of bill to Lessee. Lessee will indemnify and save Lessor harmless from and against all claims, losses, damages, costs or expenses suffered by Lessor by reason of any repairs, installations or improvements made by Lessee.

16. **Lessee's Alterations:** Throughout the term of this lease, Lessee shall not alter the demised premises (except for repairs) and shall not install any fixtures or equipment to be used in connection with the Lessee's business which affect the demised premises in any manner without first obtaining the written approval of the Lessor for such fixtures.

17. **Surrender of Premises:** At termination of this lease or any renewal term, the Lessee agrees to deliver the premises in the condition received by it on the commencement date as the leased premises were on the date the Lessee opened the leased premises for business to the public, reasonable wear and tear excepted, and shall surrender all keys for the leased premises at the location designated for rental payment. During the last thirty (30) days the Lessee shall remove all trade fixtures and to the extend required by the Lessor in any written notice, any other installations, alterations or improvements provided herein, before surrendering the leased premises and shall repair any damage to the leased premises caused thereby. Any items remaining in the leased premises on the termination date of this lease shall be deemed abandoned for all purposes and shall become the property of the Lessor and the latter may dispose of the same without liability of any type or nature. **In the event the Lessee elects to terminate the Lease Early, Lessee must provide Lessor 120 days' notice prior to the 36 month of the lease, which upon notice, the Lease will terminate, and any and all security deposit will be returned, provided the space is delivered in the condition it was given in on the rent commencement date. This is a onetime right by the Lessee Only.**

18. **Work Performed:** It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done on the premises by order of the Lessor or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid. Lessee shall be liable for any damage to the building, the demised premises or any adjacent occupant, caused by work performed by Lessee, its agents or employees for the benefit of Lessee at the premises. The cost of repair of such damage shall be chargeable to Lessee as additional rent.

19. **Americans with Disabilities Act (ADA):** During 1990, an important piece of Federal legislation known as the Americans with Disabilities Act, ("ADA"), was signed into law. The overall intent of the ADA is to bring persons with disabilities into the economic and social mainstream of American life. Applied to commercial properties, the law states that "no individual with a disability shall be discriminated against in the full and equal enjoyment of the goods, services, facilities and advantages or accommodations of any place of public accommodation." Final regulations interpreting this complex law were published by the Federal Government at the end of July, 1991, and some aspects of the ADA became effective on January 16, 1993. This is to advise you that the Center Ownership intends to comply with the provisions of ADA with respect to the places of public accommodation that are subject to the Owner's control. You should be aware that the ADA regulations contain provisions with respect to all businesses' responsibilities to provide access for the disabled. We suggest that you consult with your attorney to determine whether and to what extent ADA regulations may require you to make reasonable accommodations to the disabled in your business. The Lessee shall be solely responsible to cure and comply with all

ADA regulations as enforced by governmental authorities within the demised premises. Failure to comply in a timely fashion shall cause the Lessee to be in default of this business lease.

20. **Governmental Regulations:** In the event that any governmental authority shall require the Lessee to install, replace or maintain any type of equipment such as but not limited to emergency lighting, exit lights, Smoke detectors, and or any other type of device, machinery or equipment, the Lessee shall be solely responsible to comply with any and all regulations thereof. Any failure on the part of the Lessee shall be considered a default under terms of this lease contract.

21. **Roof:** Lessee will not cause or permit the accumulation of any debris or extraneous matter on the roof of the premises, will not in any manner cut or drive nails into or otherwise mutilate the roof the premises and will be responsible for any damage caused to the roof by any acts of the Lessee, its agents, employees or contractors of any type and nature

22. **Insurance:** Lessee shall indemnify and hold Lessor harmless from any liability for damages to any person or property in, on or about the leased premises from any cause whatsoever, and Lessee shall procure and keep in effect during the term hereof public liability and property damage insurance as well as plate glass insurance protecting Lessor and Lessee from all causes, including their own negligence having minimum limits of liability of **One Million Dollars ($1,000,000.00) for damages resulting to one person. One Million Dollars ($1,000,000.00) for damages resulting from one casualty, and one million Dollars ($1,000,000.00)** for property damages resulting from any one occurrence, Lessee shall deliver policies of such insurance or certificates thereof to Lessor, which shall not be cancelable without thirty (30) days written notice to Lessor, and in the event Lessee shall fail to produce such insurance, Lessor may, at its option, procure the same for the account of Lessee, and the cost thereof shall be paid to Lessor as additional rent upon receipt by Lessee of bills therefore.

23. **Liability of Lessee:** Lessee shall protect, indemnify and save harmless the Lessor from and against all and any liability and expenses of any kind arising from the injuries or damages to persons or property on the premises arising out of or resulting in any way from any act or omission of the Lessee, its agents, servants and employees, in the use of the premises during the term of the lease.

24. **Notice of Claim or Suit:** Lessee agrees to promptly notify Lessor of any claim, lien, action, and suit or proceeding instituted or threatened against the Lessor. In case the Lessor is included in any such action for damages, the Lessee agrees to indemnify the Lessor against, then the Lessee shall pay all the costs and shall provide effective counsel in such litigation or shall pay, at the Lessor's option, the attorneys' fees and costs incurred in connection with said litigation by the Lessor.

25. **Failure to Procure Insurance:** In the event the Lessee fails to procure insurance as required by this lease contract and or fails to maintain the same in force continuously throughout the lease term, shall be considered to be reasonable cause by the Lessor to terminate this lease agreement providing Ten (10) calendar days to the Lessee to cure this defect and provide the required proof of Insurance. At the Lessor's option, the Lessor shall be entitled to procure the same and the Lessee shall immediately reimburse the Lessor for such premium expense plus an administrative fee equal to Two hundred and Fifty dollars ($250.00) which shall be considered as additional rent.

26. **Increase in Fire Insurance Premium**: Lessee agrees not to keep upon the premises any articles or goods which may be prohibited by the standard form of the fire insurance policy.

27. **Property of Lessee:** Lessee agrees that all property owned by it, on or about the premises shall be at the sole risk of the Lessee. Lessor shall not be liable or responsible for any loss or any damage to the Lessee or anyone claiming under or through Lessee, or otherwise, whether caused by or resulting from a peril required to be insured hereunder, or from water, stream, gas, leakage, plumbing, electricity, electrical apparatus, pipe or apparatus of any kind, the elements or other

similar or dissimilar causes, and whether originating in the demised premises or elsewhere, irrespective of whether Lessor may be deemed to have been negligent with respect thereto, and providing such damage or loss is not the result of the intentional and willful wrongful act of Lessor.

28. **Waiver of Subrogation:** Lessee agrees that if any property owned by it and located in the leased premises shall be damaged or destroyed by an insured peril, Lessor shall not have any liability to Lessee, nor to any insurer of Lessee, for or on respect of any such damage or destruction, and Lessee shall require all policies of risk insurance carried by it on its property in the leased premises to contain or be endorsed with the provision in and by which the insurer designated therein shall waive its right of subrogation against Lessor.

FIRE OR OTHER CASUALTY

29. **Partial Destruction:** In the event of the partial destruction of the building or improvements located on them demised premises by tire or any other casualty. Lessor shall restore or repair said building and Improvements with reasonable diligence. Lessor shall expend such sums as required to repair or restore Improvements to the condition they were in immediately prior to the date of the destruction. A just and proportionate part of the rent payable by Lessee to the extent that such damage or destruction renders the demised premises untenable shall abate from the date of such damage or destruction until such premises are repaired or restored.

30. **Substantial Destruction:** In the event the premises shall be destroyed or so damaged or injured by hurricane, fire or other casualty during the life of this agreement, whereby the same shall be rendered untenable, Lessor shall have the right to render said premises Lessee-able by repairs within one hundred and eighty (180) days from the date of said destructive event. If said premises are not rendered Lessee-able within said term; it shall be optional with the Lessor hereto to cancel this Lease and in the event of such cancellation, the rent shall be paid only to the date of such fire or causality. The cancellation herein mentioned shall be evidenced in writing and the Lessee must continue to make timely rental payments.

COMMON AREA EXPENSES AND REAL ESTATE TAX EXPENSES:

Cost of Maintenance of Common Areas.

36. (a) Commencing with the first base minimum rental payment due hereunder on as set forth hereinabove, Tenant agrees to pay Landlord, as additional rent hereunder, calculated as set forth hereunder, in addition to all other rentals as specified herein, its proportionate share, as hereinafter computed, of the Operating Costs (as hereinafter defined) of maintaining the Common Areas of the Property. "Operating Costs" shall mean all direct and indirect total costs and expenses incurred in operating, maintaining, managing, and repairing the Building\Buildings and all improvements located on the Property and appurtenances thereto, including, without limitation, the cost of all materials, supplies and services purchased or hired therefor; governmental surcharges (other than real estate taxes described in Article VII below) levied upon or assessed against the Landlord, the building or buildings, and/or the Property the cost and expense of cleaning, painting decorating, lighting,; fire protection, security devices, and personnel and any other costs of policing and securing the common areas; the cost of all types of insurance carried by the Landlord covering the common areas, including without limitation, public liability, personal and bodily injury and property damage liability and automobile coverage, malicious mischief and all broad form coverages, rental insurance, flood insurance, sign insurance and any other insurance that may be carried by Landlord covering the common areas, all in limits selected by the Landlord; maintenance, repair and replacement of utility systems servicing the common areas, including water, sanitary, sewer and storm water lines and other utility lines, pipes, conduits; purchase, repair and replacement (or depreciation) of machinery and equipment owned and used in the operation and maintenance, security and repair of the common areas or the rental charges for such machinery and equipment; and the cost of personnel (including applicable payroll taxes) of the forgoing, including the policing of the common areas; the cost of any

recovery (by settlement or otherwise) by any person or entity which is not reimbursed by insurance, resulting from accident or injury in the common areas; and management fees. Landlord may, however, cause any or all of said services to be provided by and independent contractor.

(b) Tenant's "Common Area Charge" shall be in an amount equal to the product obtained by multiplying the total Operating Costs paid or incurred by Landlord during the first accounting period of this Lease and such subsequent accounting periods (as hereinafter defined) by a fraction. The numerator of which shall be the gross leasable area of the Leased Premises and the denominator of which shall be the gross leasable area in the Property determined as of the date such Operating Costs are billed to Tenant. Tenant acknowledges that the calculation of the Common Area Charge made in accordance with Subparagraph (c) below is not a representation or warranty on the part of the Landlord as to the actual amount thereof and Tenant acknowledges that Tenant has not relied thereon in any respect in entering into this Lease. Tenant further acknowledges that the estimated Common Area Charge hereinafter provided is solely a means of convenience for administrative purposes and that the actual charge may vary substantially therefrom.

(c) As used herein, the "first accounting period" shall mean the fractional period, if any, immediately following the commencement date of this Lease up to and including December 31 next succeeding; and each subsequent accounting period shall comprise the twelve (12) full calendar months between the period January 1 through and including December 31 of each Lease year and any renewal or extension thereof (or any other fiscal or twelve (12) month period selected by the Landlord). Prior to the commencement of this Lease, Landlord shall estimate Tenant's Common Area Charge payable during the first accounting period which is included in the Base Rental amount shown below in Section (d) and shall notify Tenant of the amount thereof. Tenant's share of such Operating Costs shall be payable as follows: (i) during that portion of the Lease falling within the first month after the first accounting period (subject to adjustments as hereinafter in Subsection [iii] set forth), Tenant shall pay Landlord the additional costs for the prior year paid by the Owners monthly, in advance, on the first (1st) day of each and every month, as determined by Landlord, as Tenant's share of such increased Operating costs during such Second accounting period; or at the election of tenant that full amount many be paid at one time within 30 days (ii) Tenant's Common Area Charge shall be adjusted and revised by Landlord as of the end of each subsequent accounting period during the Term of the Lease and any renewal or extension thereof, on the basis of the actual Operating Costs during the immediate preceding first or subsequent accounting period, as the case may be; upon Landlord furnishing to Tenant a written statement setting forth such revised estimated Operating Costs and Tenant's share thereof. (iii) within Sixty (60) days following the end of the first accounting period and each subsequent accounting period, Landlord shall furnish to Tenant a written statement covering the accounting period, just expired, showing in reasonable detail a general breakdown of the total actual Operating Costs, the amount of Tenant's Common Area Charge for such accounting period and the payments made by Tenant with respect to such accounting period; (iv) as to the first accounting period or any subsequent accounting period a portion only of which is contained in this Lease or any renewal or extension thereof, Tenant's obligation for a share of the actual Operating Costs shall be prorated on the basis of the actual number of days in the portion of such accounting period contained in the Lease or any renewal or extension thereof, as to which Obligation shall survive the expiration of this Lease or any renewal or extension thereof; (v) in the event of any dispute, Tenant shall pay the amount of Landlord's bill or statement hereunder and such payment shall be without prejudice to Tenant's position; if the dispute shall be determined in Tenant's favor, by agreement or otherwise, Landlord shall pay to Tenant the amount of Tenant's overpayment resulting from such compliance by Tenant; (vi) any such bill or statement shall be deemed binding and conclusive if Tenant fails to object thereto in writing (stating the reasons therefor) within thirty (30) days after the date thereof and if Tenant fails to comply with the provisions of subsection (v) of this subparagraph.

(d) Tenant's initial estimated monthly Common Area Charge including Landlord's insurance premiums) is **$5 plus applicable sales tax**.

Taxes.

37. Tenant shall, in all instances, pay to the Landlord as a part of the Base Rent, as hereinafter set forth below, for each and every year, during the term of this Lease and extensions thereof its agreed proportionate __________ **% share**, of the Landlord's Ad Valorem real estate taxes, as well as, pay any and all other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature (including any interest on such assessments whenever the same are permitted to be paid in installments) which may be imposed, levied, assessed or confirmed by any lawful taxing authorities including its proportion of all costs and fees (including attorneys' fees, appellate and otherwise) incurred by Landlord in contesting any such taxes, levy charges or assessments and/or in negotiating with the public authorities as to the same, all of which are hereafter collectively referred to as "Taxes". Or which may become due and payable out of or for, or which may become a lien or charge upon or against the whole, or any part, of the land, buildings and all other improvements now or at any time during the term of this lease constituting a part of the Property.

As used herein, the "first accounting period" shall mean the fractional period, if any, immediately following the commencement date of this Lease up to and including December 31 next succeeding; and each subsequent accounting period shall comprise the twelve (12) full calendar months between the period January 1 through and including December 31 of each Lease year and any renewal or extension thereof (or any other fiscal or twelve (12) month period selected by the Landlord). Prior to the commencement of this Lease, Landlord shall estimate Tenant's Real Estate Taxes payable during the first accounting period which is included in the Base Rental amount shown below in Section (d) and shall notify Tenant of the amount thereof. Tenant's share of such Operating Costs shall be payable as follows: (i) during that portion of the Lease falling within the first month after the first accounting period (subject to adjustments as hereinafter in Subsection [iii] set forth), Tenant shall pay Landlord the additional costs for the prior year paid by the Owners monthly, in advance, on the first (1st) day of each and every month, as determined by Landlord, as Tenant's share of such increased Real Estate Taxes during such Second accounting period; or at the election of tenant that full amount many be paid at one time within 30 days (ii) Tenant's Real Estate Taxes portion shall be adjusted and revised by Landlord as of the end of each subsequent accounting period during the Term of the Lease and any renewal or extension thereof, on the basis of the actual Costs during the immediate preceding first or subsequent accounting period, as the case may be; upon Landlord furnishing to Tenant a written statement setting forth such revised estimated Operating Costs and Tenant's share thereof. (iii) within Sixty (60) days following the end of the first accounting period and each subsequent accounting period, Landlord shall furnish to Tenant a written statement covering the accounting period, just expired, showing in reasonable detail a general breakdown of the total actual Operating Costs, the amount of Tenant's Real Estate Charge for such accounting period and the payments made by Tenant with respect to such accounting period; (iv) as to the first accounting period or any subsequent accounting period a portion only of which is contained in this Lease or any renewal or extension thereof, Tenant's obligation for a share of the actual Operating Costs shall be prorated on the basis of the actual number of days in the portion of such accounting period contained in the Lease or any renewal or extension thereof, as to which Obligation shall survive the expiration of this Lease or any renewal or extension thereof; (v) in the event of any dispute, Tenant shall pay the amount of Landlord's bill or statement hereunder and such payment shall be without prejudice to Tenant's position; if the dispute shall be determined in Tenant's favor, by agreement or otherwise, Landlord shall pay to Tenant the amount of Tenant's overpayment resulting from such compliance by Tenant; (vi) any such bill or statement shall be deemed binding and conclusive if Tenant fails to object thereto in writing (stating the reasons therefor) within thirty (30) days after the date thereof and if Tenant fails to comply with the provisions of subsection (v) of this subparagraph.

Tenant shall also be obligated to pay directly any taxes in lieu thereof, arising from or out of Tenant's occupation of the premises and operation of its business located thereon, subject to the provisions set forth herein below.

Tenant's agreed share of the above-described taxes includes levies, charges, general and special assessments, special district assessments, fees, and charges if any, assessed by Broward County,

and/or the City of Sunrise and/or any other lawful governmental authorities against the Landlord's property of which the Premises are a part; and the portion which Tenant shall be required to pay shall be the agreed share of such taxes, levies, charges assessments and/or fees unless any such fees are only attributable to the Tenant in which case Tenant shall pay the entire amount of such fee. It is understood and agreed that Tenant shall pay upon demand the entire amount of any parking impact fee assessed by the City of Sunrise, Florida specifically related the Tenant's use of the Leased Premises.

Tenant shall pay all personal property taxes assessed in connection with that property within the Leased premises. Tenant shall pay any bills for impact fees, service fees governmental levies and charges, general and special, ordinary and extraordinary, (and any and all other fees and/or taxes which may be imposed from time to time by any such governmental authorities, except those which are included in the Ad Valorem Real Property Tax Bill) within ten (10) days of being presented with the bill and calculation of Tenant's share.

Payment of Taxes.

38. Any fiscal tax year or years commencing during any lease year hereof shall be deemed to correspond to such lease year and paid in accordance with the terms hereinabove set forth. Tenant's obligation for payment of taxes shall survive the expiration or sooner termination of the term hereof. Should the taxing authorities include in its taxing of the Property the value of any machinery, equipment, fixtures, inventory or other personal property or assets of Tenant, and then Tenant agrees to pay the entire taxes attributable to such items in addition to, but not in duplication of, the Taxes referred to hereinabove.

With respect to any Taxes for which Tenant is responsible hereunder, a copy of an official tax bill submitted by Landlord to Tenant shall be conclusive evidence of the amount of Taxes assessed or levied, as well as the items taxed.

In the event of any dispute, Tenant shall pay the Tax Charge (or estimated tax charge, as the case may be) in accordance with the applicable bill or statement, and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, by agreement or otherwise, Landlord shall pay to Tenant the amount of Tenant's overpayment resulting from compliance with such bill or statement.

ASSIGNMENT AND SUBLETTING

39. Lessee Assignment: The Lessee **shall not assign** or encumber this Lease, nor sublet the premises, or any part thereof, nor use the same for other purpose than above, nor make any alterations, nor permit the same, or any part thereof to be used for any other purpose than set forth herein, without the prior written consent of the Lessor. All additions, fixtures or improvements which may be made by the Lessee, except movable office furniture, shall become the property of the Lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this Lease. The Lessee shall be relived of any responsibility regarding this lease with the expressed written approval of the Lessor upon an assignment or transfer of this original lease agreement, of which the approval shall not be unreasonably withheld. In the event of a sublease of the premises, any increase in rental as between Sub-Lessor and Sub-Lessee shall revert to and belong to Lessor and shall be payable, as additional rent to this agreement. Any assignment is subject to payment to Lessor of a transfer fee equal to three (3) month's full rent, due and payable seven (7) calendar days prior to the date of Lessor's consent to assignment. Together with any and all other fees and security deposit monies that may be required by the landlord. The acceptance of any rental payments by the Lessor from any alleged assignee shall not constitute approval of the assignment of this lease by the Lessor.

40. Notice of Contemplated Assignment: If the Lessee shall desire to assign, transfer or sublet the premises to any other person in the corporation, or elect to transfer control of the cooperation or

business by sale, the Lessee must first ask for permission of the Lessor in writing and pay a transfer fee to the Lessor plus any additional reasonable attorneys' fees, credit report and applications fees.

41. Bankruptcy: If the Lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the Lessee, before the end of said term, the Lessor is hereby irrevocably authorized at its option, to forthwith cancel this Lease, as for a default. Lessor may elect to accept rent from such receiver; trustee or other judicial officer shall never have any right, title or interest in or to the above described property by virtue of this contract. Lessee acknowledges that this Lease may be terminated by the Lessor at his sold option at any time upon sixty (60) days advance written notice to Lessee.

DEFAULT AND RE-ENTRY

42. Lessee's Default: Failure on the part of the Lessee to pay rent or additional rent within three (3) days after the same shall become due, or failure of the Lessee to promptly and faithfully keep and perform every covenant, condition, agreement and obligation of this lease other than the payment of rent on the part of the Lessee to be kept and performed for more than seven (7) days after a written notice of such default shall have been given to Lessee, shall, at the option of the Lessor, cause the forfeiture of this lease, without, however releasing the Lessee from the liability, as hereinafter provided, and if such default shall not be corrected within the applicable period aforesaid, possession of the demised premises and all improvements thereon shall be delivered to the Lessor and thereupon Lessor shall be entitled to and may take immediate possession of the premises, any other notice or demand being hereby waived. Lessee agrees to quit and deliver possession of the demised premises to Lessor or Lessor assignees, successors or agents, when this lease terminates by limitation or forfeiture, and Lessee agrees the premises shall be in substantially the same order and in good condition as received, normal wear and tear and use excepted

43. Payment of Charges: All rent and other charges to be paid by the Lessee shall be paid as provided in this agreement and the non-payment of any items when due (or with the monthly payment if not otherwise provided for herein) shall constitute an item of default under the terms hereof. The prompt payment of the rent for said premises upon the date, names, and the faithful observance of the rules and regulations printed upon this Lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the Lessor are the conditions upon which the Lease is made and accepted and the Lessee hereby expressly waives any and all notices required by law to terminate tenancy. In the event Lessee fails to pay rent when due, the Lessee expressly waives its right to a demand for rent and the Lessor may initiate legal proceedings without the necessity of demand for payment of such rent. Lessee waives any statutory right, if any, to interest on pre-paid deposits, or Lessor's requirement to segregate funds, and expressly acknowledges that Lessor may co-mingle and utilize pre-paid deposits during the term of this Lease and any extensions thereof.

44. Lessee's Obligation: Lessee covenants, that any forfeiture, annulment or voidance of this lease shall not relieve the Lessee from the obligation to make the monthly payments of rent. In case of default of Lessee, Lessor may re let the premises as the agent for and in the name of the Lessee, and any rental readily acceptable, applying precedes first to the payment of such rent as the same becomes due, and toward the fulfillment of the other covenants and agreements of the Lessee herein contained, and the balance, if any, shall be paid to the Lessee and the Lessee hereby agrees that if the Lessor shall recover or take possession of said premises as aforesaid, and be unable to re let and rent the same so as to realize a sum equal to the rent hereby reserved, Lessee shall pay Lessor any loss or difference of rent for the residue of the term.

A. Lessor shall have the right to re-enter the premises to assume and take possession of the whole or any part thereof, and to remove all person(s) or personal property by direct or summary action, or in a different type of suit or proceeding, by force, or otherwise without being deemed guilty of trespassing or other actionable wrong by reason thereof, and without being liable for the damages therefore or in connection with therewith, and, after demand made therefore, Lessee or anyone

in possession claiming under Lessee shall be deemed guilty of unlawful detainer and subject to such summary or other action as may be provided by law; and,

B. Lessor irrespective of the date on which its right of legal re-entry shall have accrued or be exercised, shall have the right, exercisable without notice to or demand upon the Lessee or another person, whether for rent or possession or otherwise, to forfeit this lease and terminate the estate of the Lessee hereby created.

C. In any and every event, Lessor shall not be deemed to have accepted any surrender of the demised premises or of the leasehold estate created hereby from the Lessee, or anyone acting in the Lessee's behalf, unless Lessor by an agreement in writing shall declare explicitly that it intends thereby to effect the acceptance of the surrender and to release the Lessee from liability.

45. Rent: It is hereby agreed between the Lessor and Lessee that the premises herein mentioned are demised for the whole term with the whole amount of the rent herein reserved due and payable at the time of the making of Lease, and that the payment of rent in installments is for the convenience of the Lessee only, and in the event of default of any installment of rent, than the whole of the rent reserved for the period then remaining unpaid, shall, at the Lessor's option, at once become due and payable. The term "default" as used in the context of Lessee's obligations hereunder shall be deemed to include but not be limited to any and all instances in which Lessee has failed to make timely payment of rent, (i.e. less than five (5) days, after the rent is due hereunder). In case of any default by Lessee in the terms of this Lease, Lessee shall forfeit all options and privileges hereunder forever.

46. Attorneys' and Other Fees: In the event that any default occurs by the Lessee, whether monetary or non-monetary, the Lessee agrees to pay the cost of collection or compliance, including but not limited to reasonable attorney's fees at all pre-trial, meditation, trial and appellate levels and whether suit be filed or not. Lessee hereby agrees and acknowledges that in the event a suit for Lessee removal is instituted by Lessor, that Lessee shall be required to place funds equal to the amount demanded for in the complaint into an agreed, interest bearing, escrow account, along with all subsequent rents as the same become due. Failure to do so shall bar Lessee from the ability to interpose any defense in the action filed. In the event the parties cannot agree on an escrow account, Lessee shall place said funds in the Registry of Court in which the action was filed. To the extent permitted by law, the parities waive trial by jury in any action or proceeding brought in connection with this lease or any action or proceeding brought in connection with any transaction between the parties hereto.

CONTROL OF COMMON AREAS

47. Control of Common Areas: All utility services, parking areas, driveways, entrances and exits thereto, sidewalks, ramps, landscaped areas, exterior stairways and all other common areas and facilities provided by the Lessor for the common use by the Lessees of the shopping center and their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of the Lessor, and the Lessor shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to the use of all such common areas and facilities. Lessor shall have the right to operate and maintain the same in such a manner with the Lessor including but not limited to the right to employ all personnel and to make rules and regulations and necessary for the proper operation and maintenance of said common areas and facilities. No auction, fire or bankruptcy sales may be conducted on demised premises without the written consent of the Lessor. Lessee shall not use sidewalks adjacent to the demised premises or the open areas between the glass line and the wall line for business purposes without the written consent of the Lessor. All merchandise and coin vending machines shall be kept within the glass line of the premises. The Lessor shall have the exclusive right to close any part of the common areas for the purpose of repairs, changes or additions and may change the size, area or arrangement of the parking areas or lighting thereof within or adjacent to the existing areas. In the lighting, controls for the common areas shall be located

within premises; the Lessor shall have the right to enter the premises of the Lessee for adjusting and otherwise dealing with the said controls as required.

48. Parking Area: Lessee agrees that all loading and unloading of goods shall be made at such places as are designated by Lessor and that said loading and unloading operations shall be conducted so as not to obstruct or hinder the operation of the businesses of the other Lessees in the shopping center, nor will Lessee unreasonably block or obstruct any street, sidewalk or right-of-way adjacent to or comprising part of the shopping center. No vehicles shall be permitted to remain in a stationary manner as to provide additional signage for the business, **except in the designated parking space provided during the Day.** Upon request of the Lessor, Lessee will furnish to Lessor the license numbers of any automobiles belonging to Lessee or its employees. In addition, no overnight parking is allowed. Any vehicle found on the premises after midnight is subject to towing at the owner's expense.

49. Lighting: The Lessee agrees to maintain the lights inside the leased premises.

EMINENT DOMAIN

50. Partial Taking: If a portion of the demised premises shall be taken as herein provided for public improvements or otherwise under the exercise of the right of eminent domain and the premises shall continue to be reasonably suitable for the use which is herein authorized it then the rental herein provided shall be reduced from the date of such taking in direct proportion to the reduction in the same right as provided below.

51. Substantial Taking: If the real estate hereby leased or a part thereof sufficient to render the demised premises wholly unfit for the use herein authorized shall be condemned or acquired by grant or otherwise, for the widening of streets or other public improvements, or shall otherwise be taken in the exercise of the right of eminent domain. Lessee shall have the right, at Lessee's option, to terminate and cancel this lease on thirty (30) days written notice so Lessor, and, under this article, Lessee shall be liable only for rents and other charges accrued and earned to the date of surrender of possession of said premises to Lessor and for the performance of other obligations maturing prior to said date.

52. Award: Lessee shall not be entitled to participate or receive any part of the damages or award which may be paid to or approved Lessor by reason of a taking under this Article except where said award shall provide for moving or other reimbursable expenses for the Lessee under applicable statute in which event the latter sum shall be received by Lessee.

GENERAL PROVISIONS

53. Lessor's Right of Entry: The Lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation of said building, or to exhibit said premises, and to put or keep upon the doors or window thereof of a notice " FOR RENT ", or similar notice at any time within one-hundred and twenty (120) days before the expiration of this Lease. The right of entry shall likewise exist for removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of this building, or of any governmental authority. In the event Lessee changes the locks to the premises, Lessee agrees to promptly provide Lessor with a key.

54. Renewal: At least Ninety (90) days prior to the expiration of this agreement, Lessee must notify Lessor of his or her intention to continue the Tenancy. If Lessee does not intend to renew, the premises shall be made available for showing to prospective Lessees between the hours of 9:00AM & 5:00PM within Ninety (90) days prior to the expiration of the agreement.

55. "As is" Condition: Lessee hereby acknowledges that it has inspected the premises and therefore Lessee accepts the premises in "as is" condition. Lessee agrees to repair or replace, if necessary, and maintain in good and operational order and condition the interior portions of the premises, including but not limited to the store front, show windows, doors, windows, plate and window glass, floor covering, plumbing, heating, air conditioning, electrical, sewage system facilities and appliances. Lessee at its sole cost, shall maintain, repair or replace the air conditioning unit (s) and duct (s) for the premises, throughout the term of this Lease, or any extensions thereof. Lessee shall be solely responsible for the cost of and repair to any signage on the premises, including but not limited to store front, soffit or pylon signage that reflects Lessee's name, logo or signature. If required by the City of Sunrise, Lessee shall be solely responsible for the purchase, installation and storage of hurricane shutters. Lessee agrees to repair and maintain the premises and shall not look to the Lessor for any form of compensation towards any repairs or replacements no matter what the cause or cost thereof. Lessee after having read all of the above does hereby accept the property in the present condition and agrees with all of the terms herein.

56. Lessor Liability: It is expressly understood and agreed that the Lessor shall not be liable for any damage or injury to property or person, including but not limited to, that of Lessee, their employees or business invites, resulting from the carelessness, negligence or improper conduct on the part of Lessee any other Lessee or their agents or employees, Acts of God, or by reason on breaking, leakage or obstruction of the water or sewer pipes or any other act or occurrence whatsoever.

57. Failure to Occupy: In the event Lessee fails to occupy the premises or otherwise defaults in performance of this agreement, Lessor may at Lessor's option, retain any and all pre-paid deposits as liquidated damages, in place and instead of any other remedies afforded Lessor pursuant to the lease agreement or Florida law. Lessor shall have thirty (30) days from the lease commencement to deliver possession of the premises without rent offset, deduction or any other liability to Lessor.

58. Lessee Abandonment: If the Lessee shall abandon or vacate said premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, the Lessor may at his option, forthwith cancel this Lease or he may enter said premises as the agent of the Lessee, by force or otherwise, without being liable in any way therefore, and re let the premises with or without any furniture that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent thereof, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such re-letting, the said Lessee shall pay any deficiency. Any such retaking of possession shall not constitute a rescission of the Lease, by neither party, nor a surrendering of the leasehold estate by Lessee.

59. Pledge: The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, goods and chattels of said Lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said Lessor. Lessee expressly waives the requirement under section 83.12 of the Florida Statutes that the Plaintiff in Distress for Rent action files a bond, it being understood that no bond shall be required in such action.

60. Quiet Enjoyment: Lessor agrees that if the rent is being paid in the manner and at the time prescribed and the covenants and obligations of Lessee being all and singular are being kept, fulfilled and performed then Lessee shall lawfully and peaceably have, hold, possess, use occupy and enjoy the premises so long as this lease remains in force, without hindrance, disturbance or molestation from Lessor, subject to the specific provisions of this lease.

61. Waiver: Waiver by Lessor of any default, breach or failure of Lessee under this lease shall not be construed as a waiver of any subsequent or different default, breach of failure. In case of a breach by Lessee of any of the covenants or undertakings of Lessee. Lessor nevertheless may accept from Lessee any payment or payments hereunder without in any way waiving Lessor's right to exercise the

right of re-entry hereinbefore provided for by reason of any other breach of lapse which was in existence at the time such payment or payments were accepted by Lessor.

62. Trade Fixtures: At the expiration of this lease or renewal thereof, provided Lessee is not in default, Lessee shall have the right to remove any trade fixtures installed by Lessee on the premises and shall repair any damages the premises caused by such removal. Notwithstanding the foregoing, Lessor shall have a lien upon said fixtures or any additions thereto, during the term as security or the faithful performance by Lessee of the conditions required of it.

63. Notice: All notices by either party to the other shall be made by depositing such notice in the certified mail of the United States of America, and such notice shall be deemed to have been served on the date of such depositing in the Certified Mail unless otherwise provided.

All notices to the Lessor shall be addressed to:

CSA 8411 LLC; 8411 W. Oakland Park Blvd, Suite 201, Sunrise, Florida 33351

All notices to the Lessee shall be addressed to:
8411 W. Oakland Park Blvd, Suite 300-301
Sunrise, Florida 33351
Attn: Accounts Payable

64. Amendments: Oral agreements in conflict with any of the terms of this Lease shall be without force and effect, all amendments to be in writing executed by the parties or their respective successors in interest.

65. Documentation: A) For valuable consideration and as security (or the payment of minimum rent, percentage rent, additional rent. and all other charges required to be paid by Lessee and the obligations to be performed by Lessee under this Lease. Lessee hereby grants to Lessor a security interest in (I) Lessee's merchandise. Inventory, fixtures, equipment now or hereafter placed in the demised premises: (ii) all of Lessee's accounts receivables derived from Lessee's business in the demised premises; and (iii) the proceeds of the items referred to in clauses (I) and (iii). The items referred to in clauses (I), (ii) and (iii) are herein collectively called the "Collateral"

(B) Lessee covenants that the security interest hereby granted Lessor is prior to all other security interests in the Collateral, except bona fide purchase money security interests. Lessee agrees not to remove the Collateral or any portion thereof from the demised premises without the prior consent of Lessor; PROVIDED, HOWEVER, the foregoing shall not preclude Lessee from selling its merchandise in the ordinary course of business prior to the date Lessor re-enters the demised premises as provided in paragraph (C) of this Section.

C) Upon the occurrence of a default entitling Lessor to exercise any of its rights granted under Article IX, then, or at any time thereafter, Lessor shall have the remedies of a secured party under the Uniform Commercial Code of the State in which the Shopping Center is located, including, without limitation, the right to take possession of the Collateral and for purpose Lessor may enter upon the demised premises and remove the Collateral or any part thereof there from Lessor shall give Lessee at least five (5) days' prior notice of any public sale of the Collateral or the date after which any private sale or any other intended disposition is to be made, and at any such sale Lessor may purchase the Collateral.

(D) Within ten (10) days after demand therefore from Lessor. Lessee agrees to execute and deliver to Lessor financing statements estoppels certificates in forms required by the lender and such other documents as may be required to perfect the security interest of Lessor in the Collateral.

66. Subordination: Lessee hereby acknowledges that this lease agreement and Lessee's rights pursuant to this Lease is now and shall continue to be, subordinate to any financing that the Lessor may have on the real property or which may be placed on the property during the term of this Lease or

any extensions. Lessee agrees to execute any documents, as requested by the Lessor or financing institution, confirming the subordination of the Lease and further agrees to provide lease estoppels information to Lessor or lender, when requested. In the event the Lessee fails to execute documents when requested, Lessee hereby grants Lessor a power of attorney to execute those documents on behalf of said Lessee.

67. Partial Invalidity: The invalidity or enforceability of any particular provision of this agreement shall not affect the other provisions hereof or portions of provisions and this agreement shall be construed in all respects as if such invalid or unenforceable provision or portion is omitted.

68. No Partnership: The parties hereto expressly acknowledge that this Agreement does not constitute a joint venture, partnership or other such relationship between Lessor and Lessee.

69. Estoppel Certificate: Lessee agrees to furnish, from time to time, within ten (10) days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying if applicable, the following: Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims to present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor' s mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, and that Lessor has not received more than one month's rent in advance.

70. Holding Over: Any holding over after the expiration of the term of this lease of Lessor, shall be construed to be a tenancy at sufferance on a month-to-month basis. The rents payable during this time shall be twice the gross monthly rent based on the last lease year.

71. Successors: The provisions, covenants and conditions of this lease shall bind and inure to the benefit of the legal representatives successors and assigns of each of the parties, except that no assignment or subletting by Lessee without the written consent of Lessor shall vest any right in the assignee or sub-Lessee of Lessee.

72. Exculpation Clause: The Lessee agrees that it shall look solely to the estate and the property of the Lessor in the land and buildings comprising the Shopping Center of which the premises demised under this Lease is a part for the collection of any judgment (or any other judicial process) requiring the payment of money by the Lessor. No other property or estate of the Lessor, or any partners of the Lessor, shall be subject to levy, execution, or other enforcement procedures for the satisfaction of the Lessee's remedies.

73. Valuable consideration: The parties hereby acknowledge that each and every promise, covenant and condition contained herein was bargained for, provided for, and agreed upon based on good and valuable consideration.

74. Confidentiality agreement: Lessee acknowledges that all negotiations and terms and conditions of this Lease (including all modifications) are confidential and will not be disclosed in any way any person's entities. Lessee's failure to abide by these terms and conditions shall be considered a default of the Lease.

75. Time is of the essence: Time is of the essence of this agreement and this applies to all terms, covenants and conditions contained herein.

76. Written Agreement. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto and it may be modified only by an agreement in writing signed and sealed by Lessor and Lessee. No surrender of the Leased Premises or of the remainder of the

terms of this Lease shall be valid unless accepted by Lessor in writing. Lessee acknowledges and agrees that Lessee has not relied upon any statement, representation, prior written or prior contemporaneous oral promises, agreements or warranties except such as are expressed herein.

77. Environmental Hazards. The Lessee agrees not to store in, on or outside of the Premises any hazardous materials of any type, as defined by any local, state or federal agency, or any other toxic, corrosive reactive or ignitable material. The Lessee agrees to document all hazardous waste disposal, if any, and to keep the same on file for five (5) years and to document the same by one of the following types of documentation: A hazardous waste manifest; a bill of lading from a bonded hazardous substance transporter showing shipment to a licensed hazardous waste facility; or a confirmation of receipt of material from recycler, a waste exchange operation or other permitted hazardous waste management facility. Lessee agrees not to generate hazard effluent. Lessee agrees to allow Lessor reasonable access to the premises for monitoring of the above. Violation of any of the above shall be deemed to be a default on the part of the Lessee of these terms of the Lease at the option of the Lessor.

78. RADON GAS NOTIFICATION: In compliance with Florida Law, Lessor is required to provide the following notification Radon Gas: Radon is naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

79. Assignment by Lessor. If the interests of Lessor under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Leased Premises, Lessee shall be bound to such transferee (herein sometimes called the "Purchaser" or the "Mortgagee") for the balance of the term hereto remaining, and any extension or renewals thereof which may be effected in accordance with the terms and provisions hereof, with the same force and effect as if the Purchaser were the Lessor under this Lease, and Lessee does hereby agree to attorney to the Purchaser, including the Mortgagee under any such mortgage if it be the Purchaser, as its Lessor, said adornment to be effective and self-operative without the execution of any further instruments upon the Purchaser succeeding to the interest of the Lessor under this Lease. The respective rights and obligations of Lessee and the Purchaser upon such attornment, to the extent of the then remaining balance of the term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of Lessor's interests, Lessor shall be released and relieved from all liabilities and responsibility to Lessee thereafter accruing under his Lease or otherwise and Lessor's successor by acceptance of rent from Lessee hereunder shall become liable and responsible to Lessee in respect to all obligations of the Lessor under this Lease.

80. Applicable Law. This Lease shall be governed by the laws of the State of Florida.

81. Waiver of Trial by Jury. It is mutually agreed by and between Lessor and Lessee that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee and Lessee's use of or occupancy of the Premises. Lessee further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of Rent or any other payment required of Lessee hereunder.

82. Recording: Neither the Lessee nor anyone claiming under the Lessee shall record this Lease or any memorandum hereof in any public records without the prior written consent of the Lessor.

83. Receipt of Funds: At the inception of this lease, Lessee has given Lessor Four Thousand Five Hundred Ninety Two Dollars and Ninety Eight Cents ($4,592.98) as the rent due for the balance of February 2018 rent and Last month rent ($4,730.77I) n addition, at the inception of this lease, Lessee

has given Lessor, Four thousand three hundred and thirty three dollars ($4333.00) as a security deposit, which cannot be used as rent.

84. INCREASED SECURITY: If at any time(s), in Lessor's sole and absolute discretion, Lessor determines that, as a result of Lessee's business operations at the Property, it is necessary to provide increased security for the Leased Premises and/or the Property, then Lessor may require Lessee to immediately employ such person(s), firms, devices, etc., as Lessor deems sufficient to effect such security, for any period of time that Lessor deems such need to exist, and upon request, Lessee agrees to employ such person(s), firms, devices, etc., and Lessee shall promptly pay all costs in connection therewith, as and when due. Such person(s), firms, devices, etc., will be subject to Lessor's prior written approval in each instance. Nothing herein will impose on Lessor the obligation at any time to effect security measures for the Leased Premises and/or the Property. In the event Lessee fails to employ such person(s), firms, devices, etc., Lessor may do so on behalf of Lessee and all associated costs and expenses shall constitute additional Rent.

SIGNATURES

Signed in the presence of:

LESSOR: CSA 8411, LLC

Witness

BY:

Witness

Dan Dran, Managing Member
Name & Title

DATE: ________________

LESSEE: Elite Products International Inc.

BY:

Witness

Elite Products International Inc. Shimon Fhima

Witness